UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2017

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

The information in this Report set forth under Items 2.01 and 2.03 is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The disclosure below describes our acquisition of Canyon Springs, Cibolo Canyon, Crown Ridge, Cascades I and Cascades II. All figures provided below are approximate.

On June 9, 2017, we, through our operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership, or our Operating Partnership, through BRG CWS Portfolio, LLC, a Delaware limited liability company and a wholly owned subsidiary of our Operating Partnership, or BRG CWS Portfolio, through BR CWS Portfolio Member, LLC, a Delaware limited liability company and a wholly owned subsidiary of BRG CWS Portfolio, or BR JV Member, through BR CWS 2017 Portfolio JV, LLC, a Delaware limited liability company and a majority owned subsidiary of BR JV Member, or BR CWS JV Entity, through (i) BR CWS Canyon Springs Owner, LLC, a Delaware limited liability company and a wholly owned subsidiary of BR CWS JV Entity, or Canyon Springs Owner, acquired the 335-unit apartment complex known as The Mansions at Canyon Springs Apartments, located in San Antonio, Texas, or Canyon Springs, (ii) BR CWS Cibolo Canyon Owner, LLC, a Delaware limited liability company and a wholly owned subsidiary of BR CWS JV Entity, or Cibilo Canyon Owner, acquired the 139-unit apartment complex known as The Towers at TPC Apartments, located in San Antonio, Texas, or Cibolo Canyon, (iii) BR CWS Crown Ridge Owner, LLC, a Delaware limited liability company and a wholly owned subsidiary of BR CWS JV Entity, or Crown Ridge Owner, the 352-unit apartment complex known as The Estates at Crown Ridge Apartments, located in San Antonio, Texas, or Crown Ridge, (iv) BR CWS Cascades I Owner, LLC, a Delaware limited liability company and a wholly owned subsidiary of BR CWS JV Entity, or Cascades I Owner, the 328-unit apartment complex known as The Mansions at Cascades I Apartments, located in Tyler, Texas, or Cascades I, and (v) BR CWS Cascades II Owner, LLC, a Delaware limited liability company and a wholly owned subsidiary of BR CWS JV Entity, or Cascades II Owner, the 254-unit apartment complex known as The Mansions at Cascades II Apartments, located in Tyler, Texas, or Cascades II and collectively with Canyon Springs, Cibolo Canyon, Crown Ridge and Cascades I, the Portfolio and each, a Property.

The total purchase price paid for Canyon Springs, Cibolo Canyon, Crown Ridge, Cascades I and Cascades II was approximately $55.4 million, $20.9 million, $39.5 million, $44.7 million and $28.5 million, respectively, for a total purchase price of approximately $188.9 million for the Portfolio. The sale was based on arm’s length negotiations with an unaffiliated seller. In evaluating the Portfolio as a potential investment, a variety of factors were considered, including overall valuation of net rental income, expected capital expenditures, submarket demographics, community features and amenities, location, price per unit and occupancy.

Following our acquisition of the Portfolio, the organizational structure with respect to the ownership of the Portfolio is such that: (i) Canyon Springs is owned by Canyon Springs Owner, (ii) Cibolo Canyon is owned by Cibolo Canyon Owner, (iii) Crown Ridge is owned by Crown Ridge Owner, (iv) Cascades I is owned by Cascades I Owner, and (v) Cascades II is owned by Cascades II Owner, and each of Canyon Springs Owner, Cibolo Canyon Owner, Crown Ridge Owner, Cascades I Owner and Cascades II Owner is wholly owned by BR CWS JV Entity. The BR CWS JV Entity is a joint venture entity owned 90.0% by BR JV Member and 10.0% by CWS 2017 Portfolio, LLC, a Delaware limited liability company, and CWS 2017 Portfolio PM, LLC, a Delaware limited liability company.

The material features of our investment in BR CWS JV Entity, the Agreement of Purchase and Sale by and among (i) BRE MF Canyon Springs LLC, a Delaware limited liability company, (ii) BRE MF TPC LLC, a Delaware limited liability company, (iii) BRE MF Crown Ridge LLC, a Delaware limited liability company, (iv) BRE MF Cascades I LLC, a Delaware limited liability company and (v) BRE MF Cascades II LLC, a Delaware limited liability company, or the Sellers, and CWS Apartment Homes, LLC, dated as of March 15, 2017, as amended, which was assigned to BR CWS JV Entity, and other information related to the Portfolio and our acquisition of the same are described in our Current Report on Form 8-K, dated March 28, 2017, such disclosure being incorporated by reference into this Item 2.01.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF REGISTRANT

Senior Loan Financing for the Acquisition of Canyon Springs

The acquisition of Canyon Springs was funded with approximately $15.0 million of gross equity from the BR CWS JV Entity, and the assumption of a senior mortgage loan held by Fannie Mae, or the Canyon Springs Lender, to BRE MF Canyon Springs LLC, a Delaware limited liability company and the seller of Canyon Springs, in the principal amount of approximately $43.1 million, or the Canyon Springs Senior Loan, which Canyon Springs Senior Loan is secured by Canyon Springs.  The Canyon Springs Senior Loan matures on June 1, 2024, subject to Canyon Springs Owner’s right to extend the term upon conversion to a fixed interest rate loan. Beginning July 1, 2017 and continuing each month thereafter through June 30, 2018, Canyon Springs Owner is required to make interest only payments equal to the amount obtained by multiplying the unpaid principal balance of the Canyon Springs Senior Loan by the Interest Rate. Beginning July 1, 2018 and continuing each month thereafter during the term of Canyon Springs Senior Loan, Canyon Springs Owner is required to make principal and interest payments equal to $66,609.01 plus an amount equal to the amount obtained by multiplying the unpaid principal balance of the Canyon Springs Senior Loan by the one-month LIBOR plus 1.610%, adjusted each month, or the Interest Rate.

Prepayment of the Canyon Springs Senior Loan is allowed with a 1% make whole premium through and including the last calendar day of the fourth month prior to the month in which the maturity of the Canyon Springs Senior Loan occurs.

Senior Loan Financing for the Acquisition of Cibolo Canyon

The acquisition of Cibolo Canyon was funded with approximately $5.0 million of gross equity from the BR CWS JV Entity, and the assumption of a senior mortgage loan held by Fannie Mae, or the Cibolo Canyon Lender, to BRE MF TPC LLC, a Delaware limited liability company and the seller of Cibolo Canyon, in the principal amount of approximately $17.4 million, or the Cibolo Canyon Senior Loan, which Cibolo Canyon Senior Loan is secured by Cibolo Canyon.  The Cibolo Canyon Senior Loan matures on June 1, 2024, subject to Cibolo Canyon Owner’s right to extend the term upon conversion to a fixed interest rate loan. Beginning July 1, 2017 and continuing each month thereafter during the term of Cibolo Canyon Senior Loan, Cibolo Canyon owner is required to make principal and interest payments equal to $29,816.39 plus an amount equal to the amount obtained by multiplying the unpaid principal balance of the Cibolo Canyon Senior Loan by the Interest Rate.

Prepayment of the Cibolo Canyon Senior Loan is allowed with a 1% make whole premium through and including the last calendar day of the fourth month prior to the month in which the maturity of the Cibolo Canyon Senior Loan occurs.

Senior Loan Financing for the Acquisition of Crown Ridge

The acquisition of Crown Ridge was funded with approximately $12.1 million of gross equity from the BR CWS JV Entity, and the assumption of a senior mortgage loan held by Fannie Mae, or the Crown Ridge Lender, to BRE MF Crown Ridge LLC, a Delaware limited liability company and the seller of Crown Ridge, in the principal amount of approximately $29.5 million, or the Crown Ridge Senior Loan, which Crown Ridge Senior Loan is secured by Crown Ridge.  The Crown Ridge Senior Loan matures on June 1, 2024, subject to Crown Ridge Owner’s right to extend the term upon conversion to a fixed interest rate loan. Beginning July 1, 2017 and continuing each month thereafter during the term of the Crown Ridge Senior Loan, Crown Ridge Owner is required to make principal and interest payments equal to $48,581.35 plus an amount equal to the amount obtained by multiplying the unpaid principal balance of the Crown Ridge Senior Loan by the Interest Rate.

Prepayment of the Crown Ridge Senior Loan is allowed with a 1% make whole premium through and including the last calendar day of the fourth month prior to the month in which the maturity of the Crown Ridge Senior Loan occurs.

Senior Loan Financing for the Acquisition of Cascades I

The acquisition of Cascades I was funded with approximately $13.6 million of gross equity from the BR CWS JV Entity, and the assumption of a senior mortgage loan held by Fannie Mae, or the Cascades I Lender, to BRE MF Cascades I LLC, a Delaware limited liability company and the seller of Cascades I, in the principal amount of approximately $33.2 million, or the Cascades I Senior Loan, which Cascades I Senior Loan is secured by Cascades I.  The Cascades I Senior Loan matures on June 1, 2024, subject to Cascades I Owner’s right to extend the term upon conversion to a fixed interest rate loan. Beginning July 1, 2017 and continuing each month thereafter through June 30, 2018, Cascades I Owner is required to make interest only payments equal to the amount obtained by multiplying the unpaid principal balance of the Cascades I Senior Loan by the Interest Rate. Beginning July 1, 2018 and continuing each month thereafter during the term of the Cascades I Senior Loan, Cascades I Owner is required to make principal and interest payments equal to $51,290.10 plus an amount equal to the amount obtained by multiplying the unpaid principal balance of the Cascades I Senior Loan by the Interest Rate.

Prepayment of the Cascades I Senior Loan is allowed with a 1% make whole premium through and including the last calendar day of the fourth month prior to the month in which the maturity of the Cascades I Senior Loan occurs.

Senior Loan Financing for the Acquisition of Cascades II

The acquisition of Cascades II was funded with approximately $6.9 million of gross equity from the BR CWS JV Entity, and the assumption of a senior mortgage loan held by Fannie Mae, or the Cascades II Lender, to BRE MF Cascades II LLC, a Delaware limited liability company and the seller of Cascades II, in the principal amount of approximately $23.2 million, or the Cascades II Senior Loan, which Cascades II Senior Loan is secured by Cascades II.  The Cascades II Senior Loan matures on June 1, 2024, subject to Cascades II Owner’s right to extend the term upon conversion to a fixed interest rate loan. Beginning July 1, 2017 and continuing each month thereafter through June 30, 2018, Cascades II Owner is required to make interest only payments equal to the amount obtained by multiplying the unpaid principal balance of the Cascades II Senior Loan by the Interest Rate. Beginning July 1, 2018 and continuing each month thereafter during the term of the Cascades II Senior Loan, Cascades II Owner is required to make principal and interest payments equal to $35,795.10 plus an amount equal to the amount obtained by multiplying the unpaid principal balance of the Cascades II Senior Loan by the Interest Rate.

Prepayment of the Cascades II Senior Loan is allowed with a 1% make whole premium through and including the last calendar day of the fourth month prior to the month in which the maturity of the Cascades II Senior Loan occurs.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Because it is impracticable to provide the required financial statements for the acquired real property described in Item 2.01 at the time of this filing and no financial statements (audited or unaudited) are available at this time, we hereby confirm that we intend to file the required financial statements on or before August 25, 2017 by amendment to this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

See paragraph (a) above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: June 15, 2017	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer